[FLAG INVESTORS LOGO]




                                      FLAG
                                   INVESTORS
                                     SHORT-
                                  INTERMEDIATE
                                     INCOME
                                      FUND



                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1998

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

o Maintaining its focus on quality, your Fund's Class A Shares delivered total returns of 3.1% and 7.7% for the six- and 12-month periods ending June 30, 1998, respectively.

o The bond market has enjoyed a near-perfect environment of strong economic growth and benign inflationary pressure for much of the past twelve months.

o As the unfolding Asian financial crisis continues to rattle U.S. equity markets, investors are increasing their investment in U.S. fixed-income securities in an effort to reduce volatility within their portfolios.

o With interest rates fairly flat across all maturities, the Fund's Short-Intermediate-term maturity structure now captures the majority of the market's current yield with only a nominal amount of its systematic risk.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholders:

     We are pleased to report on the Fund's progress for the six- and twelve-month periods ended June 30, 1998.

INVESTMENT ENVIRONMENT

     The bond market has enjoyed a near-perfect environment of strong economic growth and benign inflationary pressure for much of the past twelve months. Although this rare and unlikely combination has been more conducive to unprecedented equity performance, domestic fixed income securities earned considerable investor respect, especially recently, in the turbulent wake of Asia's widening financial crisis. Concerned that fallout from Asia would spark a round of bank defaults and currency devaluations, international investors sought the safe haven of the U.S. bond market. Following suit, U.S. investors, convinced that spillover from Asia would keep inflation in check by dampening export growth and related manufacturing activity, rushed to lock in yields and reduce portfolio volatility. While there were brief scares during the year that a tightening labor market and rising wage demands could ignite another round of inflation, the Federal Reserve's monetary policy--key to the financial market's well-being--remained guardedly supportive as economic growth moderated. Although this low interest rate environment prompted a stampede by many smaller companies to issue lower quality debt at very attractive nominal levels, the supply side of the equation among high-grade sectors was favorably influenced by a slowdown in new Treasury- and corporate-bond issuance.


                              U.S. Treasury Yields
                                  (6/97-6/98)


               [LINE GRAPH APPEARS HERE -- SEE PLOT POINTS BELOW]

             5-year      10-year

 6/97        6.194%       6.307%
             6.116        6.22
             6.143        6.242
             6.075        6.179
             6.071        6.18
             6.216        6.366
             6.064        6.235
             6.194        6.358
             6.222        6.339
             6.229        6.35
             6.166        6.282
             6.01         6.092
 9/97        5.987        6.081
             5.865        5.988
             6.024        6.143
             6.076        6.158
             5.898        5.981
             5.708        5.831
             5.81         5.902
             5.802        5.879
             5.754        5.81
             5.839        5.874
             5.88         5.914
             5.685        5.728
12/97        5.707        5.736
             5.707        5.738
             5.605        5.647
             5.247        5.413
             5.404        5.531
             5.516        5.687
             5.379        5.505
             5.469        5.617
             5.421        5.484
             5.486        5.543
             5.585        5.622
             5.647        5.714
 3/98        5.53         5.58
             5.549        5.563
             5.676        5.683
             5.458        5.48
             5.556        5.582
             5.56         5.587
             5.633        5.66
             5.624        5.656
             5.646        5.706
             5.67         5.683
             5.644        5.635
             5.549        5.552
 6/98        5.593        5.575
             5.446        5.427
             5.508        5.461
             5.489        5.448

--------------------------------------------------------------------------------

PERFORMANCE REVIEW

     The general level of interest rates, after Asia's difficulties precipitated a wholesale flight to quality, moved lower in earnest during 1997's second half, settling recently to levels not seen since the early 1970's. Although most of the rally in the bond market has centered on longer-term maturities, your Fund, with its more defensive maturity and quality focus, met all of its performance benchmarks, earning 3.1% for the six months and 7.7% for the twelve months ended June 30, 1998. Coupon interest income generated the bulk of these returns; modest share price appreciation provided the balance. Indicative of the attractive risk/reward attributes of its maturity structure, the Fund's assets have increased by 17% during the past year.

     From its inception on May 13, 1991, the Fund has posted a cumulative total return of 62.3%, translating into an average annual return of 7.3%. With interest rates fairly flat across all maturities, the Fund's short-intermediate-term maturity structure now captures the majority of the market's current yield with only a nominal amount of its systematic risk.

     Specific total return comparisons are listed below. These figures assume the reinvestment of dividends and capital gains, but exclude the impact of any sales charge. For additional information regarding the Fund's performance see page 5.

Performance Comparisons*

  For Periods Ending June 30, 1998        Six Months    One Year   Avg. Duration
  ------------------------------------------------------------------------------
  Flag Investors Short-Intermediate
    Income Fund - Class A Shares             3.1%         7.7%       3.0 yrs.
  ..............................................................................
                  Institutional Shares       3.3%         8.0%       3.0 yrs.
  ..............................................................................
  Lehman Brothers Intermediate-Term Gov't./
    Corp. Bond Index                         3.5%         8.5%       3.3 yrs.
  ..............................................................................
  Lipper Short Intermediate-Term Bond Fund
    Peer Group                               3.2%         7.4%       3-5 yrs.
  ..............................................................................

--------
*These figures assume the reinvestment of dividends and capital gains distributions and exclude the impact of the Fund's 1.50% maximum sales charge. If the sales charge were reflected, the quoted performance would be lower. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index that is widely recognized as an indicator of performance in the intermediate-term government and corporate bond sector. The Lipper Short-Intermediate Investment Grade Debt Funds Average is an index of approximately 85 managed funds that have at least 65% of their assets in investment grade debt securities that are rated in the top four grades and have dollar-weighted average maturities of one to five years. Individuals cannot invest directly in any index. Past performance is not an indicator of future results. Please review the Additional Performance Information on page 5.

--------------------------------------------------------------------------------

OUTLOOK

     Our outlook for interest rates for the balance of the year and into 1999 hinges on many interrelated factors; foremost are the pace of economic growth and consumption in the wake of Asia's unfolding financial turmoil, its influence on inflation, and the Fed's policy response to these developments. Our economy is not immune from the tumult in the Asian economies, but neither is it likely to succumb to these developments. We expect our domestic economy to remain on sound footing even though the pace of economic growth will decline and the rate of inflation, which seems imbedded in long-term yields at 2.5%, likely to stay low, if not move lower. Near-term, we are optimistic on the course of interest rates and expect many of the factors that helped the bond market in 1997 to persist. We are encouraged by the following positive observations: the U.S. dollar remains strong; monetary policy is on hold due to high real rates; improving budgetary/fiscal strength has reduced the Federal government's dependency on bond issuance; and the growing demand for bonds is likely to persist, given the ongoing flight to quality in the international arena and the rebalancing of asset allocations away from a very fully priced stock market. With its defensive maturity bias, this is an ideal market environment for your Fund.

PORTFOLIO CONSIDERATIONS

     We continue to keep the Fund's duration close to its prescribed 4-year maximum. Earlier this year we increased significantly its corporate bond allocation as the surge in corporate underwritings put price pressure on many intermediate-term corporate bonds. While the general decline in rates brought on a deluge of corporate financings, it raised fears that the mortgage backed securities (MBS) would undergo another wave of refinancing as it did in 1993. Anticipating this shift in sentiment, we have kept pre-payment sensitive MBS at minimal levels for much of the past year, though we are willing to readdress its viability should these fears prove unfounded. We also moved out of several Treasury issues into newly minted U.S. Agency "benchmark" securities which afford ample liquidity and, more importantly, a highter yield. These "fine tuning" measures worked well as each of the Fund's different sectors contributed proportionally to the year's results.

LETTER TO SHAREHOLDERS (CONCLUDED)
--------------------------------------------------------------------------------

Portfolio Composition



            December 31, 1997                             June 30, 1998

      Mortgage-           Corporate                 Mortgage-          Corporate
       Backed                 28%                    Backed                36%
         13%                                           24%
         [PIE CHART APPEARS HERE]                      [PIE CHART APPEARS HERE]
 Treasury                                      Treasury
and Agency                                    and Agency
    33%                     Asset-Backed          20%
                                 18%                       Cash     Asset-Backed
                Cash 8%                                     2%          18%


DIVIDEND POLICY

     The Fund continues to distribute $0.05 per share monthly. Recognizing the importance of improving shareholder wealth, we continue to emphasize strategies which maximize total return (current income plus NAV appreciation).

     We appreciate your continued support.

Sincerely,


/s/ M. Elliott Randolph, Jr.           /s/ Paul D. Corbin
____________________________           __________________
M. Elliott Randolph, Jr.               Paul D. Corbin
Portfolio Manager                      Portfolio Manager

July 17, 1998


4


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FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Additional Performance Information

     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. The Securities and Exchange Commission (SEC) requires that when we report such figures, we also include the Fund's total return, according to a standardized formula, for various time periods through the end of the most recent calendar quarter. The SEC total return figures differ from those we reported because the time periods may be different and because the SEC calculation includes the impact of the currently effective 1.50% maximum sales charge for the Fund's Class A Shares.

Average Annual Total Return

  Periods Ended 6/30/98               1 Year       5 Years    Since Inception*
  ------------------------------------------------------------------------------
  Class A Shares                       6.08%        5.32%           6.80%
  ..............................................................................
  Institutional Shares                 7.96%          --            6.39%
  ..............................................................................
   *Inception dates: Class A 5/13/91, Institutional 11/2/95.

     The Fund's total returns correspond to those experienced by individual shareholders only if their shares were purchased on the first day of each time period and the maximum sales charge was paid. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results.


5


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FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS                                            JUNE 30, 1998
(UNAUDITED)

                                                S&P       Par
Security                                      Rating*    (000)      Market Value
--------------------------------------------------------------------------------
 CORPORATE BONDS--35.8%

Atlantic City Electric
   6.00%, 1/15/03                              A-        $2,000      $ 1,995,000
Baltimore Gas &Electric
   6.75%, 6/5/12                               A          1,000        1,081,250
Bear Stearns Company Incorporated
   6.50%, 8/1/02                               A          2,000        2,025,000
Block Financial Corporation
   6.75%, 11/1/04                              A          2,000        2,047,500
Computer Associates
   6.375%, 4/15/05                             A-         2,200        2,213,750
Countrywide Home Loan
   7.26%, 5/10/04                              A          2,900        3,052,250
Dana Corporation
   6.50%, 3/15/08                              A-         2,000        2,017,500
First Maryland Bancorp
   7.20%, 7/1/07                               A-         2,000        2,122,500
Ford Motor Credit
   6.000%, 1/14/03                             A          2,000        1,992,500
General Motors Acceptance Corporation
   5.625%, 2/15/01                             A-         1,000          995,000
International Lease Finance
   6.43%, 9/15/00                              A+         2,000        2,022,500
New York Telephone
   7.375%, 12/15/11                            A+         1,700        1,738,250
Pacific Gas & Electric
   6.25%, 3/1/04                               A          2,000        2,037,500
Philip Morris, Inc.
   6.95%, 6/1/06                               A          2,000        2,052,500
Sears Roebuck Acceptance Corporation
   6.34%, 9/19/00                              A-         2,190        2,203,688
Sony Corporation
   6.125%, 3/4/03                              A          2,000        2,012,500
                                                                     -----------
Total Corporate Bonds
   (Cost $31,247,773)                                                 31,609,188
                                                                     -----------
 U.S. GOVERNMENT AGENCY SECURITIES--37.8%

FEDERAL HOME LOAN BANKS BOARD - 5.6%
Debentures
   5.530%, 1/15/03                             AAA        5,000        4,966,250


6


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FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------


                                                S&P       Par
Security                                      Rating*    (000)      Market Value
--------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCY SECURITIES (concluded)

FEDERAL NATIONAL MORTGAGE ASSOC. - 8.5%
Debentures
   6.25%, Due 8/12/03                          AAA       $3,500      $ 3,496,675
   7.12%, Due 4/19/02                          AAA        2,000        2,019,780
   5.75%, Due 2/15/08                          AAA        2,000        1,989,620

MORTGAGE-BACKED SECURITIES - 22.6%
Federal Home Loan Mortgage Corp.
   Pool #G10049, 8.00%, 10/1/07                AAA          705          728,003
   Pool #G10543, 6.00%, 6/1/11                 AAA        2,482        2,460,033
   Pool #C00210, 8.00%, 1/01/23                AAA          670          693,600
   T-5 A3, 7.15%, 1/25/12                      AAA        2,500        2,559,175
   T-9 A2, 6.43%, 2/25/13                      AAA        1,500        1,503,510
Federal Home Loan Mortgage Corp Gold
   6.50%, 2/1/01                               AAA        1,417        1,432,147
   6.50%, 5/1/09                               AAA        4,177        4,208,349
Federal National Mortgage Association
 Pool #326570
   7.00%, 2/1/08                               AAA        2,674        2,725,097
 Pool #362537
   6.50%, 10/1/03                              AAA        2,505        2,528,184
 Pool #409589
   9.50%, 11/1/15                              AAA        1,068        1,140,141

GUARANTEED EXPORT TRUST - 1.1%
   8.187%, 12/15/04                            AAA          839          895,529
                                                                     -----------
Total U.S. Government Agency Securities
   (Cost $31,886,236)                                                 33,346,093
                                                                     -----------
 U.S. TREASURY SECURITIES--3.4%
U.S. Treasury Notes
   5.875%, 2/15/00                             AAA        1,000        1,005,660
   5.750%, 8/15/03                             AAA        2,000        2,021,880
                                                                     -----------
Total U.S. Treasury Securities
   (Cost $2,894,693)                                                   3,027,540
                                                                     -----------


                                                                               7


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FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS (CONCLUDED)                                JUNE 30, 1998
(UNAUDITED)
                                                S&P       Par
Security                                      Rating*    (000)      Market Value
--------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES--17.8%

Aesop Funding II Limited Liability Company
   6.22%, 10/20/01                             AAA       $2,500      $ 2,512,500
CPS Auto Trust
   6.09%, 11/15/03                             AAA        1,485        1,487,218
California Infrastructure PG&E
   6.160%, 6/25/03                             AAA        2,000        2,013,440
Discover Card Master
   5.75%, 10/16/03                             AAA        3,500        3,487,190
Green Tree Financial Corporation
   8.25%, 1/15/20                              NR**       3,000        3,199,350
Metris Master Trust
   6.87%, 10/20/05                             AAA        3,000        3,083,790
                                                                     -----------
Total Asset-Backed Securities
   (Cost $15,612,237)                                                 15,783,488
                                                                     -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS--1.4%

FEDERAL NATIONAL MORTGAGE ASSOC. - .1%
FNMA Series 1988-18B
   9.40%, 7/25/03                              AAA          103          107,900

FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.3%
FHLMC Series 106-F
   8.50%, 12/15/20                             AAA        1,133        1,147,310
                                                                     -----------
Total Collateralized Mortgage Obligations
   (Cost $1,265,942)                                                   1,255,210
                                                                     -----------
 REPURCHASE AGREEMENT--2.3%
Goldman Sachs & Co., 5.40%
   Dated 6/30/98, to be repurchased on
   7/1/98, collateralized by U.S. Treasury
   Bonds with a market value of $2,106,444.
   (Cost $2,036,000)                             NR       2,036        2,036,000
                                                                     -----------
TOTAL INVESTMENT IN SECURITIES--98.5%
   (Cost $86,102,254)***                                              87,057,519
OTHER ASSETS IN EXCESS OF LIABILITIES, NET--1.5%                       1,320,209
                                                                     -----------
NET ASSETS--100.0%                                                   $88,377,728
                                                                     ===========
                       See Notes to Financial Statements.


8


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FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER:
   Class A Share
     ($49,988,390 / 4,779,027 shares outstanding)                         $10.46
                                                                          ======
   Institutional Share
     ($38,389,338 / 3,628,503 shares outstanding)                         $10.58
                                                                          ======
MAXIMUM OFFERING PRICE PER:
   Class A Share ($10.46 / 0.985)                                         $10.62
                                                                          ======
   Institutional Share                                                    $10.58
                                                                          ======
---------
  * The Standard & Poor's rating indicated is believed to be the most recent rating available as of June 30, 1998. The U.S. Government Agency Securities and U.S. Treasury Securities are assumed to have AAA ratings because they are backed by the full faith and credit of the U.S. government. These ratings have not been audited by Deloitte & Touche L.L.P.
 ** Although this holding is not rated by S&P, it is rated Aaa by Moody's and
    AAA by Fitch.
*** Also aggregate cost for federal tax purposes.

                       See Notes to Financial Statements.


                                                                               9


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FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                                     For the Six
                                                                    Months Ended
                                                                      June 30,
--------------------------------------------------------------------------------
                                                                        1998(1)

Investment Income:
   Interest                                                          $2,794,754

Expenses:
   Investment advisory fee                                              154,343
   Distribution fee                                                      60,658
   Accounting fee                                                        31,206
   Transfer agent fee                                                    18,545
   Registration fees                                                     15,680
   Printing and postage                                                  12,735
   Custodian fee                                                          8,371
   Directors' fees                                                        2,118
   Legal fees                                                            52,490
   Miscellaneous                                                         20,027
                                                                     ----------
            Total expenses                                              376,173

Less: Fees waived                                                      (117,070)
                                                                     ----------
            Net expenses                                                259,103
                                                                     ----------
Net investment income                                                 2,535,651
                                                                     ----------
Realized and unrealized gain on investments:
   Net realized gain from security transactions                         324,906
   Change in unrealized appreciation/depreciation of investments       (104,029)
                                                                     ----------
            Net gain on investments                                     220,877
                                                                     ----------
Net increase in net assets resulting from operations                 $2,756,528
                                                                     ==========

--------
(1) Unaudited.

                       See Notes to Financial Statements.


10


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FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
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STATEMENTS OF CHANGES IN NET ASSETS
                                                     For the
                                                   Period Ended    For the Year
                                                     June 30,     Ended Dec. 31,
--------------------------------------------------------------------------------
                                                     1998(1)           1997

Increase/(Decrease) in Net Assets:
Operations:
   Net investment income                           $  2,535,651    $  4,590,636
   Net gain from security transactions                  324,906          95,306
   Change in unrealized appreciation/
     depreciation of investments                       (104,029)        680,823
                                                   ------------    ------------
   Net increase in net assets resulting
     from operations                                  2,756,528       5,366,765
                                                   ------------    ------------
Dividends to Shareholders from:
   Net investment income:
     Class A Shares                                  (1,180,257)     (3,165,854)
     Institutional Shares                            (1,011,516)     (1,359,289)
                                                   ------------    ------------
   Total distributions                               (2,191,773)     (4,525,143)
                                                   ------------    ------------
Capital Share Transactions (Note 3):
   Proceeds from sale of shares                      30,125,584      23,594,729
   Value of shares issued in reinvestment of
     dividends                                        1,253,344       2,514,042
   Cost of shares repurchased                       (21,191,453)    (25,416,223)
                                                   ------------    ------------
   Increase in net assets derived from
     capital share transactions                      10,187,475         692,548
                                                   ------------    ------------
   Total increase in net assets                      10,752,230       1,534,170

Net Assets:
   Beginning of period                               77,625,498      76,091,328
                                                   ------------    ------------
   End of period, including undistributed
     net investment income (distributions
     in excess of net investment income) of
     $287,353 and ($56,525) respectively)          $ 88,377,728    $ 77,625,498
                                                   ============    ============

--------
(1) Unaudited.

                       See Notes to Financial Statements.


                                                                              11


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FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
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FINANCIAL HIGHLIGHTS -- CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    For the
                                                                Six Months Ended
                                                                     June 30
--------------------------------------------------------------------------------
                                                                     1998(1)

Per Share Operating Performance:
   Net asset value at beginning of period                          $ 10.39
                                                                   -------
Income from Investment Operations:
   Net investment income                                              0.30
   Net realized and unrealized gain/(loss) on investments             0.02
                                                                   -------
   Total from Investment Operations                                   0.32
Less Distributions:
   Distributions from net investment income
     and short-term gains                                            (0.25)
   Return of capital                                                    --
   Distributions from net realized long-term gains                      --
                                                                   -------
   Total distributions                                               (0.25)
                                                                   -------
   Net asset value at end of period                                $ 10.46
                                                                   =======
Total Return(3)                                                       3.12%
Ratios to Average Daily Net Assets:
   Expenses                                                           0.70%(2,4)
   Net investment income                                              5.64%(2,5)
Supplemental Data:
   Net assets at end of period (000)                               $49,989
   Portfolio turnover rate                                              33%

--------
(1) Unaudited
(2) Annualized
(3) Total return excludes the effect of sales charge.
(4) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 0.97%, 0.96%, 0.99%, 0.93%, 0.84%, and 0.85% for the period ended June 30, 1998 and for the years ended December 31, 1997, 1996, 1995, 1994, and 1993, respectively.
(5) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 5.91%, 5.66%, 5.83%, 5.77%, 5.43%, and 5.28% for the period ended June 30, 1998 and for the years ended December 31, 1997, 1996, 1995, 1994, and 1993, respectively.

12


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FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
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

                                             For the Years Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                1997          1996           1995           1994          1993
Per Share Operating Performance:
   Net asset value at beginning of period                    $ 10.28        $ 10.48        $  9.62         $ 10.57       $ 10.37
Income from Investment Operations:
   Net investment income                                        0.61           0.63           0.62            0.57          0.57
   Net realized and unrealized gain/(loss) on investments       0.10          (0.23)          0.84           (0.92)         0.34
                                                             -------        -------        -------         -------       -------
   Total from Investment Operations                             0.71           0.40           1.46           (0.35)         0.91
Less Distributions:
   Distributions from net investment income
     and short-term gains                                      (0.60)         (0.60)         (0.60)          (0.57)        (0.69)
   Return of capital                                              --             --             --           (0.03)           --
   Distributions from net realized long-term gains                --             --             --              --         (0.02)
                                                             -------        -------        -------         -------       -------
   Total distributions                                         (0.60)         (0.60)         (0.60)          (0.60)        (0.71)
                                                             -------        -------        -------         -------       -------
   Net asset value at end of period                          $ 10.39        $ 10.28        $ 10.48         $  9.62       $ 10.57
                                                             =======        =======        =======         =======       =======
Total Return(3)                                                 7.13%          4.04%         15.43%          (3.32)%        8.98%
Ratios to Average Daily Net Assets:
   Expenses                                                     0.70%(4)       0.70%(4)       0.70%(4)        0.70%(4)      0.70%(4)
   Net investment income                                        5.92%(5)       6.11%(5)       6.00%(5)        5.57%(5)      5.43%(5)
Supplemental Data:
   Net assets at end of period (000)                         $45,569        $58,584        $67,116         $78,789      $112,520
   Portfolio turnover rate                                        65%            42%            46%             50%           86%



                       See Notes to Financial Statements.


                                                                        13


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FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    For the
                                                                Six Months Ended
                                                                    June 30,
--------------------------------------------------------------------------------
                                                                     1998(1)

Per Share Operating Performance:
   Net asset value at beginning of period                          $ 10.50
                                                                   -------
Income from Investment Operations:
   Net investment income                                              0.31
   Net realized and unrealized gain/(loss) on investments             0.03
                                                                   -------
   Total from Investment Operations                                   0.34
Less Distributions:
   Distributions from net investment income
     and short-term gains                                            (0.26)
                                                                   -------
   Net asset value at end of period                                $ 10.58
                                                                   =======
Total Return(3)                                                       3.28%
Ratios to Average Daily Net Assets:
   Expenses                                                           0.45%(2,4)
   Net investment income                                              5.86%(2,5)

Supplemental Data:
   Net assets at end of period (000)                               $38,389
   Portfolio turnover rate                                              33%

---------
(1) Unaudited
(2) Annualized
(3) Total return excluded the effect of sales charge.
(4) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 0.72%, 0.72%, 0.76%, and 0.72% (annualized) for the period ended June 30, 1998 and for the years ended December 31, 1997 and 1996 and for the period ended December 31, 1995, respectively.
(5) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 6.12%, 5.90%, 6.04%, and 6.27% (annualized) for the period ended June 30, 1998 and for the years ended December 31, 1997 and 1996 and for the period ended December 31, 1995, respectively.
(6) Commencement of operations

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

                                                                                                       For the Period
                                                                          For the Years               November 2, 19956
                                                                       Ended December 31,           through December 31,
------------------------------------------------------------------------------------------------------------------------
                                                                   1997                1996                  1995
Per Share Operating Performance:
   Net asset value at beginning of period                        $ 10.38             $ 10.58                $10.42
                                                                 -------             -------                ------
Income from Investment Operations:
   Net investment income                                            0.61                0.59                  0.09
   Net realized and unrealized gain/(loss) on investments           0.13               (0.17)                 0.12
                                                                 -------             -------                ------
   Total from Investment Operations                                 0.74                0.42                  0.21
Less Distributions:
   Distributions from net investment income
     and short-term gains                                          (0.62)              (0.62)                (0.05)
                                                                 -------             -------                ------
   Net asset value at end of period                              $ 10.50             $ 10.38                $10.58
                                                                 =======             =======                ======

Total Return(3)                                                     7.40%               4.20%                12.47%
Ratios to Average Daily Net Assets:
   Expenses                                                         0.45%(4)            0.45%(4)              0.45%(2,4)
   Net investment income                                            6.17%(5)            6.35%(5)              6.52%(2,5)

Supplemental Data:
   Net assets at end of period (000)                             $32,056             $17,507                $2,186
   Portfolio turnover rate                                            65%                 42%                   46%


                       See Notes to Financial Statements.


                                                                       15

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FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies

     Flag Investors Short-Intermediate Income Fund, Inc. (the "Fund"), formerly Flag Investors Intermediate-Term Income Fund, Inc., was organized as a Maryland Corporation on April 16, 1990 and commenced operations May 13, 1991. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end investment management company. It is designed to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

     The Fund consists of two share classes: Class A Shares, which commenced May 13, 1991, and Institutional Shares, which commenced November 2, 1995.

     The Class A Shares have a 1.50% maximum front-end sales charge and a 0.25% distribution fee. The Institutional Shares have neither a front-end sales charge nor a distribution fee.

     When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

     A. SECURITY VALUATION--The Fund values debt securities based on quotations provided by a pricing service, which uses transactions on bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities to determine value. The Fund values portfolio securities that are primarily traded on a national exchange by using the last sale price reported for the day. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

     B. REPURCHASE AGREEMENTS--The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the


16


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FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

NOTE 1--concluded

        collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

     C. FEDERAL INCOME TAXES--The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

            The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for income taxes.

     D. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND OTHER--The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes the pro rata scientific method for amortization of premiums and accretion of discounts when appropriate. Income and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of net investment income are due to different tax treatments of dividends declared.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Investment Advisory Fee, Transactions with Affiliates and Other Fees

     Investment Company Capital Corp. ("ICC"), an indirect subsidiary of Bankers Trust Corporation, is the Fund's investment advisor. As compensation for its advisory services, the Fund pays ICC an annual fee. This fee is based on the Fund's average daily net assets and is calculated daily and paid monthly at the following annual rates: 0.35% of the first $1 billion, 0.30% of the next $500 million and 0.25% of the amount over $1.5 billion. Accrued advisory fees amounted to $26,472, net of waived expenses of $19,227 at June 30, 1998.

     ICC has agreed to reduce its aggregate fees so that ordinary Fund expenses for any fiscal year do not exceed 0.70% of the Class A Shares' average daily net assets and 0.45% of the Institutional Shares' average daily net assets. For the six month period ended June 30, 1998, ICC waived fees of $117,070.

     Certain officers and directors of the Fund are also officers or directors of the Fund's investment advisor.

     As compensation for its accounting services, the Fund pays ICC an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets. At June 30, 1998 accrued accounting fees owed by the Fund amounted to $5,249.

     Effective September 22, 1997 Bankers Trust Corporation became the Fund's custodian. The Fund owed $2,906 in custody services at June 30, 1998.

     As compensation for its transfer agent services, the Fund pays ICC a per account fee that is calculated and paid monthly. At June 30, 1998, transfer agent fees owed by the Fund amounted to $4,300.

     As compensation for providing distribution services, the Fund pays ICC Distributors, Inc. ("ICC Distributors"), which is not related to ICC, an annual fee that is calculated daily and paid monthly. This fee is paid at an annual rate equal to 0.25% of the Class A Shares' average daily net assets. At June 30, 1998 accrued distribution fees owed by the Fund amounted to $10,129.

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the period ended June 30, 1998 was approximately $2,659, and the accrued liability was approximately $5,939.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

NOTE 3--Capital Share Transactions

     The Fund is authorized to issue up to 60 million shares of $.001 par value capital stock (45 million Class A, 2 million Class B, 5 million Institutional, 5 million Alex. Brown Capital Advisory &Trust and 3 million undesignated). Transactions in shares of the Fund are listed below.

                                                     Class A Shares
                                            -------------------------------
                                                 For the        For the
                                              Period Ended    Year Ended
                                            June 30, 1998(1)  Dec. 31, 1997
                                            ----------------  -------------
Shares sold                                      1,486,126        643,871
Shares issued to shareholders on
   reinvestment of dividends                        84,988        188,623
Shares redeemed                                 (1,178,717)    (2,147,036)
                                              ------------   ------------
Net decrease in shares outstanding                 392,397     (1,314,542)
                                              ============   ============
Proceeds from sale of shares                  $ 15,514,107   $  6,656,537
Value of reinvested dividends                      884,170      1,939,315
Cost of shares redeemed                        (12,299,592)   (22,186,651)
                                              ------------   ------------
Net decrease from capital share transactions  $  4,098,685   $(13,590,799)
                                              ============   ============

                                                  Institutional Shares
                                            -------------------------------
                                                 For the        For the
                                              Period Ended    Year Ended
                                            June 30, 1998(1)  Dec. 31, 1997
                                            ----------------  -------------
Shares sold                                      1,383,151      1,621,803
Shares issued to shareholders on
   reinvestment of dividends                        35,098         55,315
Shares redeemed                                   (842,306)      (310,716)
                                              ------------   ------------
Net increase in shares outstanding                 575,943      1,366,402
                                              ============   ============
Proceeds from sale of shares                  $ 14,611,476   $ 16,938,192
Value of reinvested dividends                      369,175        574,727
Cost of shares redeemed                         (8,891,861)    (3,229,572)
                                              ------------   ------------
Net increase from capital share transactions  $  6,088,790   $ 14,283,347
                                              ============   ============

--------
(1) Unaudited.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

NOTE 4--Investment Transactions

     Excluding short-term obligations, purchases of investment securities aggregated $40,676,100 and sales of investment securities aggregated $26,743,749 for the six month period ended June 30, 1998.

     On June 30, 1998, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $1,033,860, and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $78,596. Payable for investments purchased amounted to $4,089,500 at June 30, 1998.

NOTE 5--Net Assets

On June 30, 1998, net assets consisted of:

Paid-in Capital:
   Flag Investors Class A Shares                                   $52,411,816
   Flag Investors Institutional Shares                              37,807,908
Undistributed net investment income                                    287,355
Accumulated net realized loss from security transactions            (3,084,615)
Unrealized appreciation of investments                                 955,264
                                                                   -----------
                                                                   $88,377,728
                                                                   ===========
NOTE 6--Federal Income Tax Information

     Generally accepted accounting principles require that we reclassify certain components of net assets to reflect permanent differences between financial reporting and tax purposes. This reclassification has no effect on net assets or net asset values per share.

     At June 30, 1998, there was a tax capital loss carryforward of $3,406,552, of which $260,038 expires in 2002 and $3,111,390 expires in 2003. This carryforward will be used to offset future net capital gains, if any.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS

                                RICHARD T. HALE
                                    CHAIRMAN

            JAMES J. CUNNANE                           CARL W. VOGT, ESQ.
                DIRECTOR                                    DIRECTOR

             JOHN F. KROEGER                               HARRY WOOLF
                DIRECTOR                                    PRESIDENT

              LOUIS E. LEVY                             JOSEPH A. FINELLI
                DIRECTOR                                    TREASURER

           EUGENE J. MCDONALD                             AMY M. OLMERT
                DIRECTOR                                    SECRETARY

            REBECCA W. RIMEL                             SCOTT J. LIOTTA
                DIRECTOR                               ASSISTANT SECRETARY

            TRUMAN T. SEMANS
                DIRECTOR


INVESTMENT OBJECTIVE

An open-end mutual fund designed to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

-------------------------------------------------------------------------------
   This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

   For more complete information regarding any of the Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.
-------------------------------------------------------------------------------

                             [FLAG INVESTORS LOGO]

                                     GROWTH

                      Flag Investors Emerging Growth Fund
                      Flag Investors Equity Partners Fund
                       Flag Investors International Fund

                                   SPECIALTY

                   Flag Investors Real Estate Securities Fund
                       Flag Investors Communications Fund

                                    BALANCED

                       Flag Investors Value Builder Fund

                                     INCOME

                 Flag Investors Short-Intermediate Income Fund
             Flag Investors Total Return U.S. Treasury Fund Shares

                                TAX-FREE INCOME

                  Flag Investors Managed Municipal Fund Shares

                                 CURRENT INCOME

                    Flag Investors Cash Reserve Prime Shares




                                  P.O. Box 515
                           Baltimore, Maryland 21203
                                  800-767-FLAG

                                Distributed by:
                             ICC DISTRIBUTORS, INC.

                                                                     S-A419/443